UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-04471

 Value Line Aggressive Income Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2011

Date of reporting period: July 31, 2010

Item I.  Reports to Stockholders.

A copy of the Semi -Annual Report to Stockholders for the period ended 7/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I – A N N U A L R E P O R T
	220 East 42nd Street	J u l y 3 1 , 2 0 1 0
New York, NY 10017-5891
DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	Value Line Aggressive Income Trust
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00075244

Value Line Aggressive Income Trust

To Our Value Line Aggressive

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the period ended July 31, 2010. I encourage you to carefully review this report, which includes our economic observations, your Trust’s performance data and highlights, schedules of investment holdings, and financial statements. For the six months ended July 31, 2010, the total return of the Value Line Aggressive Income Trust was 5.04%, versus the 6.88% of the Barclay’s Capital Corporate High Yield Index(1), a proxy for the overall high-yield market.

During the first part of 2010, high-yield securities continued to perform strongly. In fact, despite the recession of 2008-09 and a 10% default rate at the start of the year, corporate securities have posted returns in the high single digits as the economic data improved and as investors searched for yield due to the 0% overnight Federal Funds environment. While we expect a subpar economic rebound, Moody’s forecasts that the rate of corporate defaults will continue to drop from the current 5% level to a 3% rate by year end.

Given the challenging economic times, the Trust has limited its investment holdings in the lowest rated securities (CCC) to roughly 10% of the Trust, about half the level of the industry indexes, since these securities have a historically high rate of default. The Trust has also remained underweighted in the financial sector, given our continued concerns about the poor quality of some of the loans still held on the balance sheets of these companies. We continue to focus our investments in the more liquid and stronger credits available in the high-yield sector and will invest some of our cash reserves as attractive opportunities present themselves. Energy-related securities continue to account for the largest sector weighting of the Trust. While commodity prices in this sector can be volatile, we still like the prospects of this investment segment considering its strong earnings growth potential.

Preserving capital in difficult market environments, while allowing for an attractive dividend yield, remains our goal. We thank you for your continued investment with us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Bradley Brooks
Bradley Brooks, Portfolio Manager September 20, 2010

(1)
The Barclays Capital U.S. Corporate High Yield Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index.

Value Line Aggressive Income Trust

Income Trust Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter half of 2010, with the nation’s gross domestic product, which increased by 3.7% and 1.6%, respectively in the first and second quarters, likely to advance by an average of about 1.5% in the current half. On balance, we expect the tenuous economic up cycle to remain in place in the coming months, with the chances of a double-dip recession receding somewhat recently. (We place the odds of such a reversal at about one in three.) Here is a look at where we stand:

Economic Growth: We expect such growth to stabilize at very modest levels in the current half and through much of 2011, before advancing onto a more elevated plane. For now, uneven employment trends and a listless housing market figure to be countered to a degree by increasing industrial production, rising factory usage, and improving retail sales. This combination should help keep the nation’s economy moving forward, if unevenly.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil and a range of industrial commodities have been rising in recent months, following earlier slippage, but wage inflation is low and doesn’t figure to increase in the absence of a materially lower jobless rate. We expect relatively tame inflation to persist for another year or two—at least.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at historically low levels until late 2011 or 2012. In fact, we could get further monetary support via the buying of Treasuries, which will help push long-term interest rates down in the interim, as the Fed attempts to inject some needed life into a currently sluggish economy.

Corporate Profits: Earnings rose strongly in the first half of 2010, boosted by cost cutting and selective revenue growth. However, such gains may moderate in the second half. What’s more, we expect profit comparisons to narrow further in 2011, unless our current economic growth assumptions prove conservative.

Value Line Aggressive Income Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 through July 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/10	Ending account value 7/31/10	Expenses paid during period 2/1/10 thru 7/31/10*

Actual	$1,000.00	$1,050.41	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

*
Expenses are equal to the Trust’s annualized expense ratio of 1.13% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.15% gross of nonrecurring legal fee reimbursement.

Value Line Aggressive Income Trust

Portfolio Highlights at July 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Senior Notes, 6.75%, 5/1/14	$600,000	$601,500	1.7%
Principal Financial Group, Inc., Senior Notes, 7.88%, 5/15/14	$500,000	$587,491	1.7%
Nabors Industries, Inc., Guaranteed Senior Notes, 6.15%, 2/15/18	$495,000	$546,106	1.6%
EchoStar DBS Corp., Senior Notes, 6.63%, 10/1/14	$500,000	$511,250	1.5%
Whiting Petroleum Corp., Senior Notes, 7.25%, 5/1/13	$500,000	$508,750	1.4%
Plains Exploration & Production Co., Senior Notes, 7.75%, 6/15/15	$500,000	$507,500	1.4%
KCS Energy, Inc., Senior Notes, 7.13%, 4/1/12	$500,000	$503,125	1.4%
Leucadia National Corp., Senior Notes, 7.13%, 3/15/17	$500,000	$497,500	1.4%
Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	$500,000	$495,000	1.4%
Ford Motor Company Global Landmark Securities, Senior Notes, 7.45%, 7/16/31	$500,000	$485,000	1.4%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Aggressive Income Trust

Schedule of Investments (unaudited)

Principal Amount		Value
CORPORATE BONDS & NOTES (80.4%)

	BASIC MATERIALS (1.0%)
$346,000	United States Steel Corp., Senior Notes, 5.65%, 6/1/13	$359,840
	COMMUNICATIONS (12.0%)
400,000	American Tower Corp., Senior Notes, 7.00%, 10/15/17	457,500
250,000	Cablevision Systems Corp., 7.75%, 4/15/18	260,625
350,000	Cricket Communications, Inc., 9.38%, 11/1/14	361,812
300,000	Crown Castle International Corp., Senior Notes, 9.00%, 1/15/15	328,500
350,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 6.38%, 6/15/15	361,813
500,000	EchoStar DBS Corp., Senior Notes, 6.63%, 10/1/14	511,250
400,000	Hughes Network Systems LLC, Senior Notes, 9.50%, 4/15/14	416,000
350,000	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/1/14	365,750
400,000	Qwest Corp., Senior Notes, 8.88%, 3/15/12	432,500
350,000	Sprint Capital Corp., 8.38%, 3/15/12	371,000
350,000	Windstream Corp., Senior Notes, 8.13%, 8/1/13	372,750
		4,239,500
	CONSUMER, CYCLICAL (15.2%)
350,000	AmeriGas Partners L.P., Senior Notes, 7.25%, 5/20/15	361,375
300,000	ArvinMeritor, Inc., Senior Notes, 8.13%, 9/15/15	301,500
500,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.75%, 4/15/14	443,750
210,000	Dillard’s, Inc., Senior Notes, 7.85%, 10/1/12	219,450
600,000	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Senior Notes, 6.75%, 5/1/14	601,500

Principal Amount		Value
$500,000	Ford Motor Co., Global Landmark Securities, Senior Notes, 7.45%, 7/16/31	$485,000
350,000	Goodyear Tire & Rubber Co. (The), Senior Notes, 10.50%, 5/15/16	392,000
400,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.25%, 3/1/16	420,000
350,000	Lear Corp., 7.88%, 3/15/18	364,000
115,000	Lennar Corp., Senior Notes, 6.50%, 4/15/16	105,800
300,000	MGM Resorts International, Senior Notes, 7.50%, 6/1/16	249,000
1,000,000	Motors Liquidation Co., Senior Notes, 8.38%, 7/15/33 (1)	345,000
444,000	Payless ShoeSource, Inc., Senior Subordinated Notes, 8.25%, 8/1/13	450,105
300,000	Royal Caribbean Cruises Ltd., Senior Notes, 6.88%, 12/1/13	305,250
300,000	United Air Lines, Inc., 12.75%, 7/15/12	330,000
		5,373,730
	CONSUMER, NON-CYCLICAL (14.1%)
350,000	Alere, Inc., Senior Notes, 9.00%, 5/15/16	355,250
250,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Senior Notes, 7.75%, 5/15/16	239,375
400,000	Bausch & Lomb, Inc., Senior Notes, 9.88%, 11/1/15	422,000
300,000	Chiquita Brands International, Inc., Senior Notes, 7.50%, 11/1/14	298,875
450,000	Community Health Systems, Inc., Senior Notes, 8.88%, 7/15/15	471,375
400,000	Constellation Brands, Inc., Senior Notes, 7.25%, 5/15/17	416,000
350,000	DaVita, Inc., Senior Subordinated Notes, 7.25%, 3/15/15	359,188
300,000	Dean Foods Co., Senior Notes, 7.00%, 6/1/16	287,250

See Notes to Financial Statements.

Value Line Aggressive Income Trust

July 31, 2010

Principal Amount		Value
$300,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	$326,815
300,000	NBTY, Inc., Senior Subordinated Notes, 7.13%, 10/1/15	310,500
350,000	Psychiatric Solutions, Inc., Senior Subordinated Notes, 7.75%, 7/15/15	361,375
300,000	Reynolds American, Inc., Senior Secured Notes, 6.75%, 6/15/17	331,409
400,000	SUPERVALU, Inc., Senior Notes, 7.50%, 11/15/14	404,000
350,000	Tyson Foods, Inc., Senior Notes, 7.85%, 4/1/16	386,312
		4,969,724
	DIVERSIFIED (1.4%)
500,000	Leucadia National Corp., Senior Notes, 7.13%, 3/15/17	497,500
	ENERGY (20.2%)
200,000	Allis-Chalmers Energy, Inc., Senior Notes, 9.00%, 1/15/14	188,000
350,000	Arch Western Finance LLC, Guaranteed Senior Notes, 6.75%, 7/1/13	351,750
400,000	Bill Barrett Corp., Senior Notes, 9.88%, 7/15/16	437,000
400,000	Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	390,000
350,000	Cimarex Energy Co., Senior Notes, 7.13%, 5/1/17	364,000
400,000	Complete Production Services, Inc., Senior Notes, 8.00%, 12/15/16	405,000
350,000	Forest Oil Corp., 8.50%, 2/15/14	375,375
300,000	Frontier Oil Corp., 8.50%, 9/15/16	306,000
500,000	KCS Energy, Inc., Senior Notes, 7.13%, 4/1/12	503,125
300,000	McMoRan Exploration Co., Senior Notes, 11.88%, 11/15/14	310,500
495,000	Nabors Industries, Inc., Guaranteed Senior Notes, 6.15%, 2/15/18	546,106

Principal Amount		Value
$400,000	Newfield Exploration Co., Senior Notes, 6.63%, 9/1/14	$410,000
400,000	Peabody Energy Corp., Senior Notes, 7.38%, 11/1/16	436,000
300,000	PetroHawk Energy Corp., Senior Notes, 7.88%, 6/1/15	310,500
428,000	PetroQuest Energy, Inc., Senior Notes, 10.38%, 5/15/12	436,560
500,000	Plains Exploration & Production Co., Senior Notes, 7.75%, 6/15/15	507,500
325,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Senior Notes, 8.38%, 12/15/13	340,438
500,000	Whiting Petroleum Corp., Senior Notes, 7.25%, 5/1/13	508,750
		7,126,604
	FINANCIAL (4.9%)
400,000	American International Group, Inc., 8.25%, 8/15/18	429,000
400,000	CIT Group, Inc., 7.00%, 5/1/16	381,000
300,000	Ford Motor Credit Co. LLC, Senior Notes, 8.00%, 12/15/16	320,221
500,000	Principal Financial Group, Inc., Senior Notes, 7.88%, 5/15/14	587,491
		1,717,712
	INDUSTRIAL (7.0%)
350,000	Alliant Techsystems, Inc., Senior Subordinated Notes, 6.75%, 4/1/16	349,125
400,000	Baldor Electric Co., Senior Notes, 8.63%, 2/15/17	424,000
400,000	General Cable Corp., Senior Notes, 7.13%, 4/1/17	403,000
500,000	Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	495,000
400,000	L-3 Communications Corp., Senior Subordinated Notes, 5.88%, 1/15/15	408,000
400,000	Terex Corp., Senior Subordinated Notes, 8.00%, 11/15/17	388,000
		2,467,125

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Schedule of Investments (unaudited)

Principal Amount		Value
	TECHNOLOGY (1.9%)
$81,000	Broadridge Financial Solutions, Inc., Senior Notes, 6.13%, 6/1/17	$84,902
350,000	First Data Corp., Senior Notes, 9.88%, 9/24/15	281,750
300,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	303,750
		670,402
	UTILITIES (2.7%)
400,000	NRG Energy, Inc., Senior Notes, 7.38%, 2/1/16	408,000
350,000	RRI Energy, Inc., Senior Notes, 7.63%, 6/15/14	351,750
300,000	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	201,000
		960,750
	TOTAL CORPORATE BONDS & NOTES (Cost $26,469,267) (80.4%)	28,382,887
CONVERTIBLE CORPORATE BONDS & NOTES (11.8%)

	BASIC MATERIALS (1.1%)
400,000	Ferro Corp., Senior Notes, 6.50%, 8/15/13	403,500
	COMMUNICATIONS (2.2%)
300,000	Interpublic Group of Cos., Inc., Senior Notes, 4.25%, 3/15/23	315,375
250,000	Leap Wireless International, Inc. 4.50%, 7/15/14	215,625
250,000	NII Holdings, Inc. 3.13%, 6/15/12	240,313
		771,313
	CONSUMER, CYCLICAL (0.5%)
200,000	Saks, Inc., Senior Notes Convertible, 2.00%, 3/15/24	181,250
	CONSUMER, NON-CYCLICAL (2.8%)
250,000	Charles River Laboratories International, Inc., Senior Notes, 2.25%, 6/15/13	238,125

Principal Amount		Value
$250,000	LifePoint Hospitals, Inc., Senior Subordinated Debentures, 3.50%, 5/15/14	$236,250
300,000	Omnicare, Inc., 3.25%, 12/15/35	256,125
250,000	Smithfield Foods, Inc., Senior Notes, 4.00%, 6/30/13	241,562
		972,062
	ENERGY (1.4%)
300,000	Global Industries Ltd., Senior Debentures, 2.75%, 8/1/27	182,625
100,000	Helix Energy Solutions Group, Inc., Senior Notes, 3.25%, 12/15/25	87,500
250,000	SESI LLC, Guaranteed Senior Notes, 1.50%, 12/15/26	237,500
		507,625
	INDUSTRIAL (2.0%)
200,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	212,750
250,000	SunPower Corp., Senior Debentures Convertible, 1.25%, 2/15/27	221,563
350,000	Suntech Power Holdings Co., Ltd., Senior Notes, 3.00%, 3/15/13	283,062
		717,375
	TECHNOLOGY (1.8%)
400,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	347,000
300,000	SanDisk Corp., Senior Notes, 1.00%, 5/15/13	273,750
		620,750

	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $3,853,195) (11.8%)	4,173,875

See Notes to Financial Statements.

Value Line Aggressive Income Trust

July 31, 2010

Shares		Value
COMMON STOCKS (1.5%)

	ENERGY (0.4%)
2,500	Energy Transfer Partners L.P.	$126,450
	FINANCIALS (0.7%)
3,000	Equity Residential	137,550
5,000	Hospitality Properties Trust	102,250
		239,800
	UTILITIES (0.4%)
4,000	FirstEnergy Corp.	150,800
	TOTAL COMMON STOCKS (2) (Cost $413,215) (1.5%)	517,050
PREFERRED STOCKS (0.9%)

	FINANCIALS (0.9%)
100	Bank of America Corp. Series L, 7.25%	92,000
3,000	Ford Motor Company Capital Trust II 6.50%	139,620
3,000	Health Care REIT, Inc. Series F, 7.625%	75,870
		307,490
	TOTAL PREFERRED STOCKS (2) (Cost $312,045) (0.9%)	307,490
	TOTAL INVESTMENT SECURITIES (3) (94.6%) (Cost $31,047,722)	33,381,302

Principal Amount		Value
REPURCHASE AGREEMENT (3.1%)

$1,100,000	With Morgan Stanley, 0.17%, dated 07/30/10, due 08/02/10, delivery value $1,100,016 (collateralized by $1,120,000 U.S. Treasury Notes 0.750%, due 05/31/12, with a value of $1,126,277)	$1,100,000
	TOTAL REPURCHASE AGREEMENTS (3) (Cost $1,100,000) (3.1%)	1,100,000
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)		813,518
NET ASSETS (100%)		$35,294,820
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($35,294,820 ÷ 7,385,782 shares outstanding)		$4.78

(1)	Security currently in default.
(2)	Values determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(3)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Assets and Liabilities at July 31, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $31,047,722)	$33,381,302
Repurchase agreement (Cost - $1,100,000)	1,100,000
Cash	32,706
Receivable for securities sold	804,889
Interest and dividends receivable	570,208
Receivable for trust shares sold	10,472
Prepaid expenses	10,086
Total Assets	35,909,663

Liabilities:
Payable for securities purchased	505,951
Dividends payable to shareholders	41,179
Payable for trust shares redeemed	25,609
Accrued expenses:
Advisory fee	16,717
Service and distribution plan fees	4,570
Other	20,817
Total Liabilities	614,843
Net Assets	$35,294,820

Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 7,385,782 shares)	$73,858
Additional paid-in capital	40,861,636
Distributions in excess of net investment income	(27,396)
Accumulated net realized loss on investments	(7,946,858)
Net unrealized appreciation of investments	2,333,580
Net Assets	$35,294,820

Net Asset Value, Offering and Redemption Price per Outstanding Share ($35,294,820 ÷ 7,385,782 shares outstanding)	$4.78

Statement of Operations for the Six Months Ended July 31, 2010 (unaudited)

Investment Income:
Interest	$1,341,608
Dividends (net of foreign withholding tax of $0)	43,588
Total Income	1,385,196

Expenses:
Advisory fee	134,800
Service and distribution plan fees	44,933
Printing and postage	23,195
Registration and filing fees	17,611
Transfer agent fees	16,238
Auditing and legal fees	13,931
Custodian fees	13,827
Trustees’ fees and expenses	2,356
Insurance	2,304
Other	3,613
Total Expenses Before Custody Credits and Fees Waived	272,808
Less: Legal Fee Reimbursement	(2,854)
Less: Service and Distribution Plan Fees Waived	(17,973)
Less: Advisory Fees Waived	(48,011)
Less: Custody Credits	(65)
Net Expenses	203,905
Net Investment Income	1,181,291
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	550,395
Change in Net Unrealized Appreciation/(Depreciation)	(5,834)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	544,561
Net Increase in Net Assets from Operations	$1,725,852

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Changes in Net Assets for the Six Months Ended July 31, 2010 (unaudited) and for the Year Ended January 31, 2010

	Six Months Ended July 31, 2010 (unaudited)	Year Ended January 31, 2010
Operations:
Net investment income	$1,181,291	$2,288,088
Net realized gain/(loss) on investments	550,395	(1,479,744)
Change in net unrealized appreciation/(depreciation)	(5,834)	8,228,511
Increase from payment by affiliate	—	4,043
Net increase in net assets from operations	1,725,852	9,040,898

Distributions to Shareholders:
Net investment income	(1,176,268)	(2,273,909)

Trust Share Transactions:
Proceeds from sale of shares	1,531,339	14,135,221
Proceeds from reinvestment of dividends to shareholders	943,270	1,856,215
Cost of shares redeemed	(5,516,093)	(10,895,800)
Net increase/(decrease) in net assets from trust share transactions	(3,041,484)	5,095,636
Total Increase/(Decrease) in Net Assets	(2,491,900)	11,862,625

Net Assets:
Beginning of period	37,786,720	25,924,095
End of period	$35,294,820	$37,786,720
Distributions in excess of net investment income, at end of period	$(27,396)	$(32,419)

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Aggressive Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation, but only when consistent with its primary objective. Lower rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers’ inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. In addition, the Trust may use the fair value of a security when the closing price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

Value Line Aggressive Income Trust

July 31, 2010

During the six months ended July 31, 2010, the Trust adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of July 31, 2010 in valuing the Trust’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds & Notes	$0	$28,382,887	$0	$28,382,887
Convertible Corporate Bonds & Notes	0	4,173,875	0	4,173,875
Short Term Investments	0	1,100,000	0	1,100,000
Common Stocks	517,050	0	0	517,050
Preferred Stocks	307,490	0	0	307,490
Total Investments in Securities	$824,540	$33,656,762	$0	$34,481,302

As of July 31, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended July 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

(E) Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Value Line Aggressive Income Trust

Notes to Financial Statements (unaudited)

(F) Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(H) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(I) Accounting for Real Estate Investment Trusts: The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes: The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Redemption Fees: The Trust charges a 2% redemption fee on shares held for less than 120 days. Such fees are retained by the Trust and accounted for as paid in capital.

(L) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

Value Line Aggressive Income Trust

July 31, 2010

On March 11, 2010, Value Line, Inc. (“VLI”) and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Trust accrued $2,854 in expense reimbursements from VLI.

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Trustees/Directors of the Value Line Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable Value Line mutual fund. Toward this end, a special shareholder meeting for each Value Line mutual fund will be held at which shareholders as of the record date of August 25, 2010 will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals will be sent to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

(M) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Value Line Aggressive Income Trust

Notes to Financial Statements (unaudited)

2. Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest in the Trust were as follows:

	Six Months Ended July 31, 2010 (unaudited)	Year Ended January 31, 2010
Shares sold	324,282	3,455,006
Shares issued to shareholders in reinvestment of dividends and distributions	199,835	427,536
Shares redeemed	(1,172,805)	(2,514,225)
Net increase/(decrease)	(648,688)	1,368,317
Dividends per share from net investment income	$0.1529	$0.2812

Redemption fees of $3,792 and $24,940 were retained by the Trust for the six months ended July 31, 2010 and the year ended January 31, 2010, respectively.

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Six Months Ended July 31, 2010 (unaudited)
Purchases:
Investment Securities	$7,000,916
Sales:
Investment Securities	$7,730,558

4. Income Taxes

At July 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$32,147,722
Gross tax unrealized appreciation	$2,554,142
Gross tax unrealized depreciation	($220,562)
Net tax unrealized appreciation on investments	$2,333,580

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $134,800 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended July 31, 2010. This was computed at an annual rate of 0.75% on the first $100 million of the Trust’s average daily net assets during the period, and 0.50% on the average daily net assets in excess thereof prior to any fee waivers. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust’s Trustees, to act as officers of the Trust and pays their salaries. Effective June 1, 2007 and 2008, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.40% for one year periods. Effective June 1, 2009, the Adviser contractually agreed to waive 0.30% of the advisory fee for a one year period. On March 11, 2010, with an effective date of June 1, 2010, the Adviser contractually agreed to waive 0.20% of the advisory fee for a one year period. The fees waived amounted to $48,011 for the six months ended July 31, 2010. The Adviser has no right to recoup previously waived amounts.

Value Line Aggressive Income Trust

July 31, 2010

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $44,933 before fee waivers were accrued under the Plan for the six months ended July 31, 2010. Effective June 1, 2007, 2008, 2009 and 2010, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for one year periods. The fees waived amounted to $17,973 for the six months ended July 31, 2010. The Distributor has no right to recoup previously waived amounts.

For the six months ended July 31, 2010, the Trust’s expenses were reduced by $65 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers, employees and directors of Value Line and/or affiliated companies are also officers and a Trustee of the Trust. At July 31, 2010, the officers and Trustee as a group owned 990 shares of beneficial interest in the Trust, which represents less than 1% of the outstanding shares.

Value Line Aggressive Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended July 31, 2010		Years Ended January 31,
	(unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$4.70		$3.89	$4.83	$5.06	$5.01	$5.16

Income from investment operations:
Net investment income	0.15		0.28	0.32	0.34	0.32	0.31
Net gains or (losses) on securities (both realized and unrealized)	0.08		0.81	(0.95)	(0.23)	0.05	(0.15)
Total from investment operations	0.23		1.09	(0.63)	0.11	0.37	0.16
Redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Less distributions:
Dividends from net investment income	(0.15)		(0.28)	(0.31)	(0.34)	(0.32)	(0.31)

Net asset value, end of period	$4.78		$4.70	$3.89	$4.83	$5.06	$5.01

Total return	5.04	%(4)	28.92%	(13.42)%	2.14%	7.80%	3.32%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$35,295		$37,787	$25,924	$32,459	$37,340	$43,761
Ratio of expenses to average net assets(1)	1.52	%(5)	1.56%	1.50%	1.28%	1.50%	1.45%
Ratio of expenses to average net assets(2)	1.13	%(5)	1.13%	0.98%	0.77%	1.04%	1.45%
Ratio of net investment income to average net assets	6.57	%(5)	6.51%	7.17%	6.76%	6.54%	6.19%
Portfolio turnover rate	21	%(4)	51%	39%	30%	31%	27%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser, a portion of the service and dsitribution plan fees by the Distributor and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waiver would have been 1.48%, 1.27% and 1.49% for the years ended January 31, 2009, 2008 and 2007, respectively, and would have been unchanged for the other periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser, a portion of the service and distribution plan fees by the Distributor, and the reimbursement of a portion of the legal fees.

(3)	Amount is less than $.01 per share.

(4)	Not annualized.

(5)	Annualized.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Factors Considered By the Board in Approving the Investment Advisory Agreement For Value Line Aggressive Income Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line Aggressive Income Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), annually to consider the investment advisory agreement (the “Agreement”) between the Trust and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all retail and institutional high current yield funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-l fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 16 other retail no-load high current yield funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other retail no-load high current yield funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust as well as the Value Line family of funds; (b) the Trust’s current investment management staffing; and (c) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Trust’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

1	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Aggressive Income Trust

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust outperformed both the Performance Universe average and the Lipper Index for the three-year and five-year periods ended December 31, 2009. The Board also noted that the Trust’s performance for the one-year and ten-year periods ended December 31, 2009 was below the performance of the Performance Universe average and above the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objectives and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Trust’s management fee, thereby reducing the management fee rate from 0.75% to 0.45% of the Trust’s average daily net assets for the one-year period ended May 31, 2010. The Adviser and the Board have currently agreed to reduce this contractual fee waiver to 0.20%, thereby reducing the management fee rate from 0.75% to 0.55% of the Trust’s average daily net assets through May 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. The Board noted that, for the most recent fiscal year, the Trust’s management fee rate after giving effect to the contractual management fee waiver was less than that of both the Expense Group average and the Expense Universe average.

The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-l fee, effectively reducing the Trust’s Rule 12b-l fee rate from 0.25% to 0.15% of the Trust’s average daily net assets for the one-year period ending May 31, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-l fee waiver through May 31, 2011. The Board noted that the Trust’s total expense ratio after giving effect to these waivers was higher than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Value Line Aggressive Income Trust

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Trust’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-l fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

Economies of Scale. The Board noted that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Trust’s management fee rate to unaffiliated mutual funds included in the Trust’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Trust.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Trust’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Trust’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Trust’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line Aggressive Income Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Aggressive Income Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Thomas T. Sarkany DOB: June 1946	Trustee	Since 2008	Director of Mutual Fund Marketing of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Trustee	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Trustee	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line Aggressive Income Trust

Management of the Trust

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Trustee (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer; Vice President; Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC, (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com.

Value Line Aggressive Income Trust

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The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund * seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E.Appel, President

Date:	September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appell
Mitchell E. Appell, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 30, 2010